UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2017

RETAILMENOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36005	26-0159761
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Congress Avenue, Suite 700

Austin, Texas 78701

(Address of principal executive offices, including zip code)

(512) 777-2970

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 14, 2017, RetailMeNot, Inc. (the “Company”) issued a press release reporting its preliminary financial results for the fourth quarter and year ended December 31, 2016. In the press release, the Company also announced that it would be holding a conference call on February 14, 2017 to discuss its preliminary financial results for the fourth quarter and year ended December 31, 2016. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished in this Current Report under this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2017 Bonus Plan and Compensation of Named Executive Officers

On February 8, 2017, the Board of Directors (the “Board”) of the Company approved a 2017 Bonus Plan for the Company’s employees, including certain of the Company’s named executive officers. Each participant in the 2017 Bonus Plan is assigned a target bonus for 2017.

On February 8, 2017, the Compensation Committee (the “Committee”) of the Board approved base salaries of the Company’s named executive officers for fiscal year 2017 as set forth in the table below, effective January 1, 2017. The Committee also established target bonus levels for fiscal year 2017 for the named executive officers. The bonuses for the named executive officers will be determined based on the achievement of certain goals related to one or more of the following: (i) consolidated net revenues, (ii) consolidated adjusted EBITDA, (iii) segment operating income, (iv) gross profit (with respect to the Company’s gift-card segment only), and (v) the audience for the Company’s portfolio of websites and mobile applications.

In addition, the Committee approved equity-based incentives to certain of the named executive officers that will be granted on February 15, 2017, pursuant to the Company’s 2013 Equity Incentive Plan (the “Equity Incentive Plan”), a copy of which has been filed with the Securities and Exchange Commission. The equity-based incentives include both performance-based restricted stock units (“PRSUs”) and time-based restricted stock units (“TRSUs”).

The Committee approved PRSUs for certain of the Company’s named executive officers, as set forth below. The vesting of the PRSUs will be based on the Company’s total shareholder return during each of two performance measurement periods as compared to the Russell 2000 Index during such periods (the “PRSU Performance Goal”). Upon the achievement of the PRSU Performance Goal during either period, 50% of the total amount of PRSUs set forth for each named executive officer below will be eligible to vest. Upon the overachievement of the PRSU Performance Goal during either period, a maximum amount of 75% of the total amount of PRSUs set forth for each named executive officer below will be eligible to vest. The two PRSU Performance Goal measurement periods will be (a) the 18-month period beginning January 1, 2017, and ending June 30, 2018, after which the number of PRSUs determined to be eligible to vest during such period will vest (i) 60% on August 15, 2018, and (ii) 40% on August 15, 2019, and (b) the 36-month period beginning January 1, 2017, and ending December 31, 2019, after which the number of PRSUs determined to be eligible to vest during such period will vest (i) 60% on February 15, 2020, and (ii) 40% on February 15, 2021; provided in each case that recipients must remain employed by the Company through such dates for their PRSUs to vest, except to the extent otherwise provided in an employment agreement between a recipient and the Company. There is no minimum number of the PRSUs guaranteed to vest for any named executive officer.

The Committee also approved TRSUs for certain of the Company’s named executive officers, as set forth below. The TRSUs will vest with respect to 25% of the total number of TRSUs for each named executive officer on each of the first, second, third and fourth anniversaries of the date of grant, which will be February 15, 2017, and will therefore be fully vested as of February 15, 2021; provided in each case that recipients must remain employed by the Company through such dates for their TRSUs to vest, except to the extent otherwise provided in an employment agreement between a recipient and the Company.

The Committee believes that PRSUs and TRSUs align the Company’s named executive officers’ compensation with the Company’s performance, motivate behavior consistent with long-term value creation, and better assist in retaining the Company’s named executive officers.

Officer	Title	Base Salary	Target Bonus(1)	Target Performance RSUs(2)	Time-based RSUs(2)
G. Cotter Cunningham(3)	President and Chief Executive Officer	$478,000	100%	117,800	117,800
J. Scott Di Valerio	Chief Financial Officer	$381,000	70%	47,300	47,300
Kelli A. Beougher	Chief Operating Officer	$412,000	70%	44,700	44,700
Paul Rogers	Chief Technical Officer	$360,000	55%	29,300	29,300
Louis J. Agnese, III	Senior Vice President and General Manager, Gift Cards	$335,000	60%	15,500	15,500

(1)	The target bonus is a percentage of base salary.
(2)	Represents the right to receive one share of the Company’s common stock per restricted stock unit.
(3)	The Committee did not make any changes to Mr. Cunningham’s salary or bonus target.

The foregoing description of the 2017 Bonus Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2017 Bonus Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Committee also approved discretionary bonus payouts to certain named executive officers listed in the table below in connection with their performance during 2016:

Officer	Title	Bonus Amount
J. Scott Di Valerio	Chief Financial Officer	$50,000
Kelli A. Beougher	Chief Operating Officer	$25,000
Paul Rogers	Chief Technical Officer	$40,000
Louis J. Agnese, III	Senior Vice President and General Manager, Gift Cards	$25,000

Resignation of Named Executive Officer

Michael Magaro has notified the Company of his decision to resign from his position as Senior Vice President, Corporate Development and Investor Relations, effective February 28, 2017 or such other later date as may be mutually agreed by he and the Company.

Item 8.01.	Other Events.

On February 13, 2017, the Board approved an extension of the existing stock repurchase program of the Company’s Series 1 common stock from February 13, 2017 to February 13, 2018. Under the stock repurchase program, the Company is authorized to repurchase a total of $150 million (including repurchases made under the stock repurchase plan prior to the date hereof) of the Company’s Series 1 common stock.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	2017 Bonus Plan

99.1	Press release dated February 14, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAILMENOT, INC.

Date: February 14, 2017	/s/ Jonathan B. Kaplan
Jonathan B. Kaplan
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	2017 Bonus Plan

99.1	Press release dated February 14, 2017